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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
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      Date of Report (date of earliest event reported): September 5, 1997


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                              DELTEK SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


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
                   VIRGINIA                                0-22001                           54-1252625
(State or other jurisdiction of incorporation)    (Commission File Number)      (I.R.S. Employer Identification No.)
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                 8280 GREENSBORO DRIVE, MCLEAN, VIRGINIA 22102
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (703)-734-8606









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ITEM 5.  OTHER EVENTS

         On September 5, 1997 the Company issued a press release announcing the termination of discussions relating to its contemplated acquisition of a privately held software provider, a copy of which press release is attached hereto as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) and (b)  Not Applicable.

         (c)      Exhibits

         The following exhibits are filed herewith:

         99.1              Press Release dated September 5, 1997.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Deltek Systems, Inc.
                                   (Registrant)


Dated:  September 5, 1997          By:      /s/ Kenneth E. deLaski
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                                            Kenneth E. deLaski, President and
                                            Chief Executive Officer








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